Declaration of Distributions	12 Months Ended
Dec. 31, 2021
Dividends [Abstract]
Declaration of Distributions
Note 13. Declaration of Distributions
The Company declared an aggregate of approximately $47.0 million of distributions, or $0.60 per share of Class A and Class T common shares, during the year ended December 31, 2021. On December 20, 2021, our board of directors declared a distribution rate for the first quarter of 2022 of $0.00164 per day per share on the outstanding shares of common stock payable to Class A and Class T stockholders of record of such shares as shown on our books at the close of business on each day of the period commencing on January 1, 2022 and ending March 31, 2022. Such distributions payable to each stockholder of record during a month will be paid the following month.